Fees Summary	Jul. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 969,288,025.05
Previously Paid Amount	0
Total Fee Amount	133,858.68
Total Offset Amount	$ 0
Narrative Disclosure	The maximum aggregate offering price of the securities to which the prospectus relates is $969,288,025.05. The prospectus is a final prospectus for the related offering. Fee per Rule 457(r).
Net Fee	$ 133,858.68
Narrative - Max Aggregate Offering Price	$ 969,288,025.05
Final Prospectus	true